UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

 _______________________

Sucampo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33609	30-0520478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 King Farm Blvd, Suite 550

Rockville, Maryland 20850

(Address of principal executive offices, including zip code)

(301) 961-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2017, Sucampo Pharmaceuticals, Inc. (“the Company”) announced its consolidated financial results for the first quarter ended March 31, 2017. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 7.01 Regulation FD Disclosure.

On May 3, 2017, the Company will host a conference call with investors to discuss the Company's financial and operating results for the first quarter ended March 31, 2017. The conference call including slides will be made available to the public via conference call and webcast. The slides from the presentation are being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.2 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Item 2.02 and Item 7.01 shall be deemed to be furnished, and not filed:

99.1	Press Release issued by the Company on May 3, 2017.
99.2	The corporate update presentation slides dated May 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.
Date: May 3, 2017	By:	/s/ Peter Pfreundschuh
Name: Peter Pfreundschuh Title: Chief Financial Officer